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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the proxy statement/prospectus constituting part of this Registration Statement on Form S-4 of Chevron Corporation of our report dated February 9, 1998, appearing on page C-7 of Chevron's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such proxy statement/ prospectus.

KPMG LLP
February 11, 1999